UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21835

Name of Fund:  BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	APRIL 30, 2017	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2017

Municipal Market Conditions

Municipal bonds generated modestly positive performance for the period, in spite of vastly rising interest rates as a result of generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the income, relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from the United Kingdom’s decision to leave the European Union, the contentious U.S. election, and widening central bank divergence — i.e., policy easing outside the United States while the Fed slowly commences policy tightening. During the 12 months ended April 30, 2017, municipal bond funds garnered net inflows of approximately $14 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $429 billion (significantly above the $384 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2017
6 months: (0.41)%
12 months: 0.57%

A Closer Look at Yields

From April 30, 2016 to April 30, 2017, yields on AAA-rated 30-year municipal bonds increased by 44 basis points (“bps”) from 2.58% to 3.02%, while 10-year rates rose by 53 bps from 1.61% to 2.14% and 5-year rates increased 43 bps from 0.98% to 1.41% (as measured by Thomson Municipal Market Data). The municipal yield curve modestly steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 10 bps and the spread between 2- and 10-year maturities steepening by 19 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front-end of the yield curve. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential U.S. tax-reform. The index has now recovered nearly 86% of performance lost post-election, which is quite impressive given that fund flows have only rebounded by about 31%. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	5

Trust Summary as of April 30, 2017	BlackRock Investment Quality Municipal Trust, Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2017 ($14.59)[1]	5.10%
Tax Equivalent Yield[2]	9.01%
Current Monthly Distribution per Common Share[3]	$0.0620
Current Annualized Distribution per Common Share[3]	$0.7440
Economic Leverage as of April 30, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BKN[1,2]	(7.55)%	(1.84)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•

In this environment, the Trust’s holdings in the higher-quality, AA and A rated credit tiers did not generate enough yield to offset their price declines. However, the Trust’s performance was aided by its positions in higher-quality pre-refunded securities.

•

At a time of rising yields, the Trust’s positions in longer-dated and longer-duration bonds detracted from performance. At the sector level, holdings in health care, tax-backed (local) and utilities issues further detracted.

•

The Trust’s positions in lower-rated, higher-yielding sectors contributed the most to performance. Specifically, holdings in the tobacco and corporate municipal sectors added value. Positions in lower-quality issues rated BBB and below also made positive contributions.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•	The Trust continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2017

BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$14.59	$16.94	(13.87)%	$18.30	$13.92
Net Asset Value	$15.39	$16.83	(8.56)%	$17.52	$14.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Health	23%	23%
Education	16	15
County/City/Special District/School District	15	16
Transportation	14	14
State	12	10
Utilities	9	12
Corporate	6	7
Tobacco	5	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	5
2019	5
2020	8
2021	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	5%	6%
AA/Aa	43	46
A	29	28
BBB/Baa	15	11
BB/Ba	3	2
B	1	1
N/R2	4	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2017	7

Trust Summary as of April 30, 2017	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2017 ($11.66)[1]	5.61%
Tax Equivalent Yield[2]	9.91%
Current Monthly Distribution per Common Share[3]	$0.0545
Current Annualized Distribution per Common Share[3]	$0.6540
Economic Leverage as of April 30, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTA[1,2]	0.28%	0.53%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•

The Trust’s positions in lower-quality securities, including BBB rated and non-investment grade bonds, outperformed higher-quality issues due to their higher yields and tightening yield spreads. At the sector level, positions in tobacco and project-finance issues, both of which tend to be on the lower end of quality spectrum, were top performers.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•

The Trust’s positions in intermediate and longer-dated maturities, which sold off more than short-dated maturities, detracted from performance. In addition, its holdings in higher-quality securities lagged their lower-quality counterparts.

•

Reinvestment was a further drag on results. The proceeds of higher-yielding bonds that matured or were called need to be reinvested at materially lower prevailing rates, which led the Trust to cut its dividend during the period. (A call is when an issuer redeems a bond prior to its maturity date.)

•	The Trust continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2017

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$11.66	$12.28	(5.05)%	$13.44	$10.73
Net Asset Value	$12.27	$12.89	(4.81)%	$13.37	$11.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Health	19%	19%
County/City/Special District/School District	16	12
Transportation	15	15
Utilities	13	16
Education	11	11
Tobacco	10	10
State	7	8
Corporate	6	8
Housing	3	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	7%
2018	3
2019	16
2020	12
2021	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	5%	5%
AA/Aa	40	42
A	12	16
BBB/Baa	21	16
BB/Ba	6	7
B	6	4
N/R2	10	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2017	9

Trust Summary as of April 30, 2017	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. There is no assurance that the Trust will achieve its investment objective of returning $15.00 per Common Share.

Trust Information
Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2017 ($15.73)[1]	3.42%
Tax Equivalent Yield[2]	6.04%
Current Monthly Distribution per Common Share[3]	$0.0448
Current Annualized Distribution per Common Share[3]	$0.5376
Economic Leverage as of April 30, 2017[4]	5%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BKK[1,2]	0.85%	(0.78)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Holdings in the corporate municipal bond sector detracted from performance, as a specific issuer received a multi-notch downgrade due to its deteriorating credit fundamentals.

•

Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called need to be reinvested at materially lower prevailing rates. (A call is when an issuer redeems a bond prior to its maturity date.)

•

The Trust’s more-seasoned holdings, which produced generous yields compared to current market rates, were additive to performance. At the sector level, tax-backed (state), education and health care issues were positive contributors.

•	The Trust continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2017

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$15.73	$16.14	(2.54)%	$17.01	$15.17
Net Asset Value	$15.60	$16.27	(4.12)%	$16.35	$15.43

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Utilities	18%	17%
Transportation	17	15
County/City/Special District/School District	16	14
State	14	13
Health	12	12
Education	11	10
Corporate	6	12
Tobacco	4	4
Housing	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	1%
2018	5
2019	19
2020	53
2021	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	5%	6%
AA/Aa	33	25
A	31	37
BBB/Baa	17	19
BB/Ba	3	4
B	1	—
CCC	1	—
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2017	11

Trust Summary as of April 30, 2017	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2017 ($14.00)[1]	5.57%
Tax Equivalent Yield[2]	9.84%
Current Monthly Distribution per Common Share[3]	$0.0650
Current Annualized Distribution per Common Share[3]	$0.7800
Economic Leverage as of April 30, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFK[1,2]	(3.96)%	(0.78)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Consistent with the broader market environment, Trust holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•

Lower-quality investments typically outperformed their higher-rated counterparts during the period. The Trust’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance, as did its positions in the lower-quality corporate and tobacco sectors. While the Trust’s positions in higher-quality issues generally lagged non-investment grade bonds, its performance was helped by an allocation to higher-quality pre-refunded securities. The higher level of income in this segment translated to lower sensitivity to the market downturn of late 2016, aiding its return over the full 12 months.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•	The Trust continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	APRIL 30, 2017

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$14.00	$15.44		(9.33)%	$16.02	$13.42
Net Asset Value	$14.24	$15.21	[1]	(6.38)%	$15.64	$13.87

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	23%	21%
Utilities	15	15
County/City/Special District/School District	14	12
Health	13	14
State	11	11
Education	10	10
Corporate	7	11
Tobacco	7	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	7%
2018	4
2019	16
2020	14
2021	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	8%	8%
AA/Aa	44	41
A	16	21
BBB/Baa	20	16
BB/Ba	4	4
B	2	1
N/R2	6	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2017	13

Trust Summary as of April 30, 2017	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2017 ($13.67)[1]	5.71%
Tax Equivalent Yield[2]	10.09%
Current Monthly Distribution per Common Share[3]	$0.0650
Current Annualized Distribution per Common Share[3]	$0.7800
Economic Leverage as of April 30, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BSD[1,2]	(3.85)%	(0.19)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•

The Trust’s positions in lower-quality securities, including BBB rated and non-investment grade bonds, outperformed higher-quality issues due to their higher yields and tightening yield spreads. At the sector level, positions in tobacco and corporate municipal issues, both of which tend to be on the lower end of quality spectrum, were top performers. Conversely, portfolio holdings in higher-quality securities generally underperformed.

•

Positions in pre-refunded securities aided performance, as short-term issues with lower durations (less interest rate sensitivity) outperformed longer-dated bonds. Investments in bonds with intermediate and longer-dated maturities, which sold off more than short-dated securities, detracted.

•

Reinvestment was a further drag on results. The proceeds of higher-yielding bonds that matured or were called need to be reinvested at materially lower prevailing rates, which led the Trust to cut its dividend during the period. (A call is when an issuer redeems a bond prior to its maturity date.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•	The Trust continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	APRIL 30, 2017

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$13.67	$15.02	(8.99)%	$15.98	$13.03
Net Asset Value	$14.21	$15.04	(5.52)%	$15.50	$13.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	24%	24%
Health	16	18
County/City/Special District/School District	16	10
Utilities	12	14
State	10	9
Education	9	11
Corporate	7	9
Tobacco	5	5
Housing	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	6
2019	17
2020	12
2021	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	6%	9%
AA/Aa	43	41
A	17	25
BBB/Baa	20	11
BB/Ba	4	4
B	2	1
N/R2	8	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2017	15

Schedule of Investments April 30, 2017	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 8.4%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	$3,300	$3,482,457
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (a)	455	457,698
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	2,895	2,764,754
4.00%, 1/01/38	2,000	2,020,720
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 7/01/21 (b)	680	773,833
4.75%, 7/01/31	3,070	3,359,378
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,191,958
5.00%, 12/01/37	4,585	5,351,383
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	750	836,272
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (b)	1,600	1,898,144

		22,136,597
Arkansas — 2.0%
City of Benton Arkansas, RB, 4.00%, 6/01/39	755	782,829
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,281,463
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,645	2,697,847
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	508,863

		5,271,002
California — 22.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,614,502
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A, 3.00%, 3/01/39	1,130	944,499
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A 4.00%, 11/01/45	3,330	3,369,993
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	370	396,437
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,500	1,616,820
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 4.00%, 3/01/42	2,460	2,456,039
Series A-1, 5.75%, 3/01/34	3,000	3,400,290
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 6/01/28	3,075	3,586,342
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	2,475	2,454,532
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2+002, Series E (AGC), 0.00%, 8/01/38 (d)	12,000	4,737,600

Municipal Bonds	Par (000)	Value
California (continued)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	$2,270	$1,457,158
0.00%, 8/01/33 (d)	4,250	1,726,010
0.00%, 8/01/39 (c)	4,000	3,469,680
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	4,200	4,796,946
State of California, GO, Refunding, Various Purposes:
5.00%, 6/01/17 (b)	3,070	3,081,912
5.00%, 6/01/17 (b)	1,930	1,937,488
5.00%, 2/01/38	2,000	2,238,060
4.00%, 10/01/44	2,520	2,580,153
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,268,890
6.00%, 3/01/33	2,270	2,559,879
6.50%, 4/01/33	2,900	3,201,136
5.50%, 3/01/40	3,650	4,054,639

		59,949,005
Connecticut — 0.9%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,015,142
South Central Connecticut Regional Water Authority, Refunding RB, 32nd Series B, 4.00%, 8/01/36	1,365	1,427,312

		2,442,454
Delaware — 2.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,936,206
Delaware Transportation Authority, RB:
5.00%, 6/01/45	3,000	3,303,540
5.00%, 6/01/55	1,430	1,546,459

		6,786,205
Florida — 5.6%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	900	909,054
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (d)	5,000	2,570,200
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (d)	15,375	7,498,234
Series B, AMT, 6.00%, 10/01/32	3,000	3,539,580
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	210,792

		14,727,860
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	637,584
Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	3,000	3,250,650

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	CAB	Capital Appreciation Bonds	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	COP	Certificates of Participation	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	IDA	Industrial Development Authority	S/F	Single-Family

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Illinois — 7.9%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (e)	$5,000	$5,590,300
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,400	2,456,448
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,735	1,872,568
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,066,610
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 5/15/39	435	478,591
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,585,785
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,018,300
6.00%, 6/01/28	1,700	1,933,903
State of Illinois, GO, 5.00%, 2/01/39	1,000	998,610

		21,001,115
Kansas — 3.7%
County of Johnson Kansas Unified School District No. 512 Shawnee Mission, GO, Refunding, Series B, 3.00%, 10/01/37	1,940	1,742,333
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 9/01/39	1,085	1,252,274
5.00%, 9/01/39	4,915	5,401,733
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 1/01/20 (b)	1,005	1,104,384
5.00%, 1/01/28	150	161,294

		9,662,018
Kentucky — 6.8%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 6/01/37	4,000	4,452,320
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A 4.00%, 10/01/35	870	880,214
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,645,752
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (d)	8,500	7,092,485
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	1,000	846,480
0.00%, 7/01/39	1,395	1,153,260

		18,070,511
Louisiana — 1.7%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	1,960,247
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,782,770
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	662,052

		4,405,069

Municipal Bonds	Par (000)	Value
Maryland — 0.8%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	$260	$260,570
5.25%, 7/01/44	260	260,179
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,500	1,668,930

		2,189,679
Massachusetts — 4.1%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	1,010	1,090,315
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46	625	691,144
Emerson College Issue, Series A, 5.25%, 1/01/42	900	1,004,004
Massachusetts Development Finance Agency, Refunding RB:
Boston College Issue, Series T, 4.00%, 7/01/42	2,860	2,939,422
Emmanuel College Issue, Series A, 4.00%, 10/01/46	1,380	1,329,078
International Charter School, 5.00%, 4/15/40	600	630,126
Suffolk University, 4.00%, 7/01/39	1,375	1,357,015
WGBH Educational Foundation Issue, 3.00%, 1/01/42	2,280	1,932,733

		10,973,837
Michigan — 3.8%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	377,345
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	2,305	2,261,804
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,247,857
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	2,750	3,015,100
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	60	64,228

		9,966,334
Minnesota — 2.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,905	2,044,675
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub-Series D, AMT, 5.00%, 1/01/41	460	508,636
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 5/01/40	1,895	1,897,028
College of St. Benedict, Series 8-K, 5.00%, 3/01/37	1,055	1,155,077
College of St. Benedict, Series 8-K, 4.00%, 3/01/43	615	618,622
Minnesota Higher Education Facilities Authority, Refunding RB, University of St. Thomas, Series 8-L, 4.00%, 4/01/39	620	635,915

		6,859,953
Mississippi — 2.1%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	660,492

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	17

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Mississippi (continued)
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	$1,910	$2,053,346
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,860,895

		5,574,733
Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,433,200
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	556,865
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	503,645
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	823,710
Heartland Regional Medical Center, 4.13%, 2/15/43	700	717,115
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,663,920
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 6/01/42	860	954,179
5.00%, 6/01/47	1,230	1,359,101

		8,011,735
Montana — 0.6%
County of Cascade Montana Elementary School District No. 1 Great Falls, GO:
4.00%, 7/01/34	750	807,135
4.00%, 7/01/35	845	905,561

		1,712,696
Nebraska — 5.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	954,855
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	653,748
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine:
3.00%, 5/15/46	3,075	2,549,513
4.00%, 5/15/51	1,565	1,568,506
Gretna Public Schools, GO, Refunding, School Building, 3.00%, 12/15/39	1,480	1,276,086
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,863,054
4.00%, 1/01/44	600	607,122
Public Power Generation Agency, Refunding RB:
3.13%, 1/01/35	1,845	1,658,064
3.25%, 1/01/36	2,075	1,876,651

		14,007,599
Nevada — 0.6%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,569,810

Municipal Bonds	Par (000)	Value
New Jersey — 7.3%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	$2,050	$2,075,071
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	58,830
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	1,335	1,444,390
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	990	1,097,484
Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	300	327,567
New Jersey Educational Facilities Authority, Refunding RB, College of New Jersey, Series G, 3.50%, 7/01/31	1,150	1,150,449
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A:
RWJ Barnabas Health Obligated Group, 4.00%, 7/01/43	2,955	2,982,038
St. Barnabas Health Care System, 4.63%, 7/01/21 (b)	770	870,346
St. Barnabas Health Care System, 5.63%, 7/01/21 (b)	2,560	2,998,221
St. Barnabas Health Care System, 5.00%, 7/01/25	500	562,385
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	15	15,441
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,780	3,072,206
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	1,600	584,368
Transportation Program, Series AA, 5.00%, 6/15/45	1,350	1,350,810
Transportation Program, Series AA, 5.00%, 6/15/46	600	600,360

		19,189,966
New Mexico — 1.1%
New Mexico Finance Authority, RB, Senior Lien, Series A:
3.25%, 6/01/33	865	867,206
3.25%, 6/01/34	1,340	1,328,114
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	680	754,630

		2,949,950
New York — 6.2%
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AMBAC), 5.00%, 1/01/39	1,100	1,102,365
(AGC), 6.50%, 1/01/46	300	325,758
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,400	1,455,902
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	1,000	931,840
County of Nassau New York, GO, Series A, 5.00%, 1/15/30	1,250	1,470,700
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,825	1,774,466
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	500	503,550

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
New York (continued)
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	$2,475	$2,657,779
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,365	1,479,592
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,358,587
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	640	687,744
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,905	2,001,869
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	600	603,252

		16,353,404
North Dakota — 0.6%
City of Fargo North Dakota, GO, Series D, 4.00%, 5/01/37	795	828,191
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (b)	720	823,169

		1,651,360
Ohio — 1.2%
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, AMT, Series A, 4.00%, 12/01/32	3,000	3,066,510
Oklahoma — 2.3%
Norman Oklahoma Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37	2,015	2,025,861
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	886,880
5.00%, 10/01/39	280	308,476
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources Inc., Series A, 5.25%, 8/01/57	1,315	1,419,240
Oklahoma Water Resources Board, RB, Clean Water Program, 4.00%, 4/01/40	1,475	1,531,846

		6,172,303
Oregon — 3.4%
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (d)	1,500	566,655
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
3.00%, 9/01/35	1,130	1,012,728
3.00%, 9/01/41	950	805,676
Oregon Health & Science University, RB, Series A, 4.00%, 7/01/37	1,075	1,112,249
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 6/01/41	2,610	2,653,770
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 4/01/45	2,485	2,755,492

		8,906,570
Pennsylvania — 4.9%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,462,778

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Delaware River Port Authority, RB:
4.50%, 1/01/32	$3,000	$3,260,820
Series D (AGM), 5.00%, 1/01/40	3,640	3,952,749
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (d)(e)	500	332,890
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	860,860
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 7/01/45	2,000	2,170,740

		13,040,837
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	1,470	1,472,205
5.63%, 5/15/43	1,395	1,395,795

		2,868,000
Rhode Island — 4.2%
Rhode Island Commerce Corp., RB, Airport Corporation, Series D:
5.00%, 7/01/41	430	474,539
5.00%, 7/01/46	540	593,725
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 5/15/32	1,845	1,866,088
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	2,710	3,019,238
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,420,467
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,057,880
Series B, 4.50%, 6/01/45	2,725	2,661,153

		11,093,090
South Dakota — 0.9%
Dakota Valley School District No. 61-8, GO, Refunding, 3.00%, 7/15/39	2,770	2,430,343
Tennessee — 3.8%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,088,922
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	916,956
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc., 4.00%, 9/01/40	1,285	1,293,918
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,239,182
5.38%, 11/01/28	1,000	1,096,940
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,272,576
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,075	1,196,099

		10,104,593

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Texas — 6.9%
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	$5,000	$1,739,250
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,453,484
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	16,780	6,627,093
Leander ISD, CAB, Series D, 0.00%, 8/15/35 (d)	6,000	2,805,180
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,286,479
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,399,690

		18,311,176
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	600	605,082
Vermont — 1.1%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	1,860	1,905,626
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	920	943,874

		2,849,500
Virginia — 0.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 3/01/36	780	757,614
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,440	1,616,573

		2,374,187
West Virginia — 0.6%
County of Berkeley West Virginia Public Service Sewer District, Refunding RB, Series B (BAM):
5.00%, 6/01/36	615	682,244
3.38%, 6/01/46	920	834,127

		1,516,371
Wisconsin — 1.9%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 8/01/35	435	412,719
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Medical College of Wisconsin, Inc., 4.00%, 12/01/46	955	963,280
The Monroe Clinic, Inc., 3.00%, 2/15/35	920	822,085
The Monroe Clinic, Inc., 4.00%, 2/15/38	1,230	1,244,686
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	1,330	1,476,034

		4,918,804
Total Municipal Bonds — 135.2%		357,608,492

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18 (b)	5,250	5,466,667

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$3,902	$4,350,667
Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	5,997	6,826,920
Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,617,948
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (i)	2,861	2,926,483
New York — 8.0%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,716,560
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	159	167,370
5.75%, 6/15/40	531	559,758
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,433,341
Series FF-2, 5.50%, 6/15/40	810	882,179
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	1,750	1,988,502
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,077,554
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (b)	3,359	3,518,794
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,687,002

		21,031,060
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (b)	1,740	1,810,696
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,667,132

		4,477,828
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,380	2,661,935
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.2%		53,359,508
Total Long-Term Investments (Cost — $386,861,963) — 155.4%		410,968,000

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (j)(k)	6,238,321	$6,239,569
Total Short-Term Securities (Cost — $6,239,569) — 2.3%		6,239,569
Total Investments (Cost — $393,101,532) — 157.7%		417,207,569
Other Assets Less Liabilities — 1.6%		4,106,205
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.7)%		(30,863,018)
VMTP Shares at Liquidation Value — (47.6)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$264,550,756

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Non-income producing security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019, is $3,148,884. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,080,099	5,158,222	6,238,321	$6,239,569	$19,430	$4,543	—
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(24)	5-Year U.S. Treasury Note	June 2017	$ 2,841,750	$(13,502)
(99)	10-Year U.S. Treasury Note	June 2017	$12,446,156	(100,083)
(129)	Long U.S. Treasury Bond	June 2017	$19,732,969	(243,074)
(20)	Ultra U.S. Treasury Bond	June 2017	$ 3,258,750	(41,516)
Total				$(398,175)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	21

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures Contracts	Net unrealized depreciation[1]	—	—	—	—	$398,175	—	$398,175

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,497,686	—	$1,497,686
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(549,401)	—	$(549,401)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$241,875	[1]
Average notional value of contracts — short	$29,722,090
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$410,968,000	—	$410,968,000
Short-Term Securities	$6,239,569	—	—	6,239,569

Total	$6,239,569	$410,968,000	—	$417,207,569

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(398,175)	—	—	$(398,175)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(30,783,015)	—	$(30,783,015)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

Total	—	$(156,683,015)	—	$(156,683,015)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$516,736
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,893,303
UAB Medicine Finance Authority, Refunding RB, Series B-2, 4.00%, 9/01/47 (a)	680	681,061

		3,091,100
Arizona — 2.8%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (b)	925	947,885
Arizona Industrial Development Authority, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.13%, 7/01/37 (b)	360	367,772
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 7/01/33	870	881,014
Legacy Traditional Schools Projects, 5.00%, 7/01/46 (b)	1,255	1,258,803
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A (b):
5.00%, 7/01/35	125	126,750
5.00%, 7/01/46	135	135,710
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	846,184

		4,564,118
California — 13.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	416,166
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,182,054
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (c)	680	752,957
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47 (a)	1,075	1,324,679
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	76,551
5.25%, 8/15/49	175	190,215
California Statewide Communities Development Authority, RB, Baverly Community Hospital Association, 5.00%, 11/01/48 (a)	345	367,184
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, 0.00%, 8/01/31 (b)(d)	1,265	567,833
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	2,045	2,256,330
5.25%, 5/15/39	270	291,616
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/19 (c)	3,225	3,538,663
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	199,741
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.,
5.60%, 6/01/36	2,000	2,034,540
5.70%, 6/01/46	1,000	1,001,380

Municipal Bonds	Par (000)	Value
California (continued)
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (d)	$3,725	$1,529,932
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,207,680
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	398,033
Sub-Series I-1, 6.38%, 11/01/19 (c)	400	452,484
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	2,140	2,139,936
5.13%, 6/01/46	1,005	1,004,910

		21,932,884
Colorado — 6.1%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	275	274,986
Colorado Health Facilities Authority, Refunding RB, Series A:
Sunny Vista Living Center Project, 6.13%, 12/01/45 (b)	160	166,542
Sunny Vista Living Center Project, 6.25%, 12/01/50 (b)	520	544,211
Sisters of Charity of Leavenworth Health System, 5.00%, 1/01/40	3,940	4,206,935
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	2,420	2,651,522
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,199,940
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,011,180

		10,055,316
Connecticut — 0.5%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (b)	860	911,196
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	806,753
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,325,254

		3,132,007
District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	299,070
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	830,498
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	182,544
5.25%, 10/01/44	1,000	1,077,780

		2,389,892
Florida — 3.7%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,157,363
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	100	100,885
4.25%, 5/01/26	100	99,556
5.13%, 5/01/46	415	415,444

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	23

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Florida (continued)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	$1,080	$1,344,093
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 5/01/39	95	88,206
Convertible CAB, Series A3, 0.00%, 5/01/40 (e)	225	134,048
Convertible CAB, Series A4, 0.00%, 5/01/40 (e)	120	52,862
Series 2, 0.00%, 5/01/40 (e)	310	160,437
Series A1, 6.65%, 5/01/40	340	340,020
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (e)	505	310,035
Series 1, 6.65%, 5/01/40 (f)(g)	15	15,075
Series 3, 6.61%, 5/01/40 (f)(g)	340	3
Series 3, 6.65%, 5/01/40 (f)(g)	275	3
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	810	864,238

		6,082,268
Georgia — 0.2%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	240	279,238
Guam — 0.8%
Guam Government Waterworks Authority, RB, Water & Wastewater System, 5.50%, 7/01/43	1,065	1,167,443
Territory of Guam, GO, Series A, 6.00%, 11/15/19	125	132,221

		1,299,664
Illinois — 9.9%
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 1/01/38
6.00%, 1/01/38	595	622,031
Project, 5.25%, 1/01/32	1,090	1,075,656
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,817,250
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	383,980
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,060,150
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	372,012
Illinois Finance Authority, RB, Advocate Health Care Network:
5.38%, 4/01/19 (c)	870	939,774
5.38%, 4/01/44	975	1,027,903
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	550	602,673
Presence Health Network, Series C, 5.00%, 2/15/41	1,500	1,572,120
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	899,442
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B-2, 5.25%, 6/15/50	1,000	1,011,430
Series B (AGM), 5.00%, 6/15/50	1,790	1,865,108
Series B-2, 5.00%, 6/15/50	625	625,319
State of Illinois, GO, 5.00%, 2/01/39	745	743,964
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	215	233,864
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	475	512,706

		16,365,382

Municipal Bonds	Par (000)	Value
Indiana — 6.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$365	$431,828
7.00%, 1/01/44	885	1,057,141
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (b)	1,155	1,103,429
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (b):
6.63%, 1/15/34	135	137,830
6.75%, 1/15/43	200	204,182
6.88%, 1/15/52	410	418,553
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,451,253
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	169,883
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	552,120
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	2,190	2,354,469
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	311,765
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	646,044
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	350	378,868
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	495,597
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (b)	560	557,082

		10,270,044
Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	844,002
5.25%, 12/01/25	660	667,511
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	560	593,006

		2,104,519
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	467,192
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	565	468,052

		935,244
Louisiana — 4.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,043,840
Series A-1, 6.50%, 11/01/35	1,135	1,292,935
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	605	606,494
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	374,336
5.25%, 5/15/31	300	322,224
5.25%, 5/15/32	380	412,714
5.25%, 5/15/33	415	448,727
5.25%, 5/15/35	945	1,027,811

		6,529,081

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	$970	$1,050,849
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,041,489
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	645,310

		1,686,799
Massachusetts — 7.1%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	860	928,387
Boston Medical Center, Series D, 5.00%, 7/01/44	3,000	3,172,950
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (b)	1,000	1,050,240
Seven Hills Foundation and Affiliates, Series A, 5.00%, 9/01/45	2,000	2,057,020
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	1,004,828
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	546,315
Suffolk University, 4.00%, 7/01/39	160	157,907
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A:
4.50%, 12/01/47	2,135	2,168,626
4.45%, 12/01/42	645	653,198

		11,739,471
Michigan — 1.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,970	2,125,019
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	435,469

		2,560,488
Minnesota — 1.0%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, Series A, 5.75%, 7/01/46	180	178,749
City of Ham Lake Minnesota, RB, Series A:
5.00%, 7/01/36	220	215,206
5.00%, 7/01/47	680	645,483
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 9/01/36	690	694,955

		1,734,393
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	93,719
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	124,451

		218,170
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	310,254

Municipal Bonds	Par (000)	Value
New Jersey — 6.9%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	$2,035	$2,205,248
5.25%, 11/01/39	475	478,805
5.25%, 11/01/44	1,160	1,163,561
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	505	505,399
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,502,355
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 6/15/31	1,225	1,307,969
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	865,031
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	750	804,105
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	830	830,440
Transportation System, Series B, 5.25%, 6/15/36	845	864,443
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	795	777,105

		11,304,461
New York — 30.3%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 6/15/31	2,830	3,191,193
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (b)	900	935,937
5.00%, 6/01/42	1,505	1,422,330
5.00%, 6/01/45	555	527,910
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,500	1,244,205
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	550	529,546
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	910	884,802
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	6,510	7,397,899
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,292,400
5.25%, 11/15/39	400	457,328
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,928,253
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	456,485
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	2,355	2,499,197
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	160	171,936
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	395	426,600
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,527,248
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,000	1,083,660

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
New York (continued)
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/20	$250	$269,220
5.00%, 8/01/26	1,275	1,339,120
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	819,629
State of New York Dormitory Authority, RB:
Series A, 5.25%, 7/01/18 (c)	1,000	1,050,230
Series B, 5.75%, 3/15/36	11,250	12,216,488
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33 (b)	455	496,410
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	1,760	1,765,755

		49,933,781
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (c)	480	519,134
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	285,493

		804,627
Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	1,500	1,441,875
5.75%, 6/01/34	2,295	2,189,499
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,858,078
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,220	1,286,856

		7,776,308
Oklahoma — 1.4%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,215	1,311,313
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	984,329

		2,295,642
Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (d)	625	247,900
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	300	320,628
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-1, 5.00%, 2/15/45 (a)	710	796,798
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	465	505,971
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	765,209
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	566,524

		2,955,130

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	$40	$40,060
5.63%, 5/15/43	1,860	1,861,060

		1,901,120
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	444,309
Series B, 4.50%, 6/01/45	1,875	1,831,069
Series B, 5.00%, 6/01/50	1,360	1,389,893

		3,665,271
South Carolina — 2.8%
State of South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	750	812,153
5.25%, 7/01/55	940	1,024,262
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,840	2,003,723
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	660	713,255

		4,553,393
Texas — 6.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21 (c)	730	856,947
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (c)	240	269,777
5.00%, 10/01/35	285	315,606
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	262,275
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (c)	210	268,132
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	780,654
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (d)	5,200	2,162,316
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	180	185,814
Scott & White Healthcare, 6.00%, 8/15/20 (c)	105	121,087
Scott & White Healthcare, 6.00%, 8/15/20 (c)	1,285	1,481,875
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34 (d)	3,000	1,360,380
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (b)	875	917,079
Newark Higher Education Finance Corp., RB, Series A (b):
5.50%, 8/15/35	135	134,988
5.75%, 8/15/45	275	276,413
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,087,320
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	566,615

		11,047,278

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,815	$1,930,706
Virginia — 2.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	260	257,707
5.13%, 3/01/31	510	501,789
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,025	976,876
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (b)	240	246,777
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,057,840
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,540	1,728,835

		4,769,824
Washington — 0.9%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	350	383,817
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,107,067

		1,490,884
Wisconsin — 1.3%
Public Finance Authority, RB, Series A:
5.00%, 12/01/45	825	839,371
5.15%, 12/01/50	555	567,188
Public Finance Authority, Refunding RB, Celanese Project:
Series C, AMT, 4.30%, 11/01/30	200	201,174
Series D, 4.05%, 11/01/30	200	196,526
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 4/01/39	270	272,641

		2,076,900
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19 (c)	100	106,644
Total Municipal Bonds — 131.2%		216,102,246

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,240	1,280,077
California — 3.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,090	1,186,081
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(i)	840	893,038
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, AMT, Series B, 5.00%, 5/15/46	2,700	2,991,816
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	495	561,659
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	553	605,365

		6,237,959

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	$740	$768,264
Illinois — 2.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,657,327
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,498	1,658,048

		4,315,375
Massachusetts — 4.9%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	8,009,211
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(i)	660	717,469
New York — 2.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	495	539,110
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,860	2,110,524
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,389,559

		4,039,193
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,328,314
Ohio — 3.0%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	4,946,067
Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,932,487
Texas — 9.6%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,303,060
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series A (i):
5.00%, 8/15/19 (c)	1,202	1,290,785
5.00%, 8/15/38	920	987,339
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,308,528

		15,889,712
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,177,443
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (c)(i)	1,989	2,146,579
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.2%		54,788,150
Total Long-Term Investments (Cost — $256,704,928) — 164.4%		270,890,396

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	27

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (j)(k)	1,586,090	$1,586,407
Total Short-Term Securities (Cost — $1,586,407) — 1.0%		1,586,407
Total Investments (Cost — $258,291,335) — 165.4%		272,476,803
Liabilities in Excess of Other Assets — (0.0)%		(10,879)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.5)%		(32,072,963)
Loan for TOB Trust Certificates — (0.0)%		(81,198)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.9)%		(75,566,358)

Net Assets Applicable to Common Shares — 100.0%		$164,745,405

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 1, 2017 to February 15, 2031, is $4,124,562. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,382,067	(1,795,977)	1,586,090	$1,586,407	$5,532	$1,814	—
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(35)	5-Year U.S. Treasury Note	June 2017	$4,144,219	$(17,900)
(66)	10-Year U.S. Treasury Note	June 2017	$8,297,438	(68,308)
(59)	Long U.S. Treasury Bond	June 2017	$9,025,156	(115,442)
(20)	Ultra U.S. Treasury Bond	June 2017	$3,258,750	(46,118)
Total				$(247,768)

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$247,768	—	$247,768

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$711,865	—	$711,865
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(341,802)	—	$(341,802)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,881,326

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$270,890,396	—	$270,890,396
Short-Term Securities	$1,586,407	—	—	1,586,407

Total	$1,586,407	$270,890,396	—	$272,476,803

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(247,768)	—	—	$(247,768)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(32,012,222)	—	$(32,012,222)
Loan for TOB Trust Certificates		(81,198)		(81,198)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

Total	—	$(108,093,420)	—	$(108,093,420)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	29

Schedule of Investments April 30, 2017	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,103,200
Tuscaloosa City Board of Education, RB, 5.00%, 8/01/20	225	250,933

		1,354,133
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,545,632
Series C, 5.00%, 1/01/21	2,500	2,770,025

		6,315,657
Arizona — 3.4%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	470	482,775
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/19 (b)	5,585	6,055,536
5.00%, 7/01/20	1,300	1,444,391
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,578,840
5.25%, 12/01/20	1,000	1,105,480

		10,667,022
California — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	912,824
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (c)	6,865	5,526,188
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.40%, 5/01/17 (d)	4,000	4,000,000
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	572,616
5.00%, 1/01/20	550	599,973
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,071,863
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,188,640
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,146,800

		28,018,904
Colorado — 2.4%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	780,418
Series B, 5.00%, 12/01/20	1,335	1,509,938
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	130,562
4.00%, 8/15/20	150	158,355
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	584,210
4.00%, 12/01/20	580	617,335
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (c)	4,500	3,937,950

		7,718,768

Municipal Bonds	Par (000)	Value
Florida — 3.5%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/18 (b)	$5,160	$5,453,501
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (b)	1,250	1,313,087
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,526,786
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	554,710
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (e)(f)	2,980	2,084,570

		10,932,654
Georgia — 2.5%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,729,241
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	275,110
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,310,083

		1,585,193
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,362,873
5.00%, 11/15/20	1,440	1,568,491

		2,931,364
Illinois — 11.6%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/20	1,000	1,086,290
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,051,530
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,130,440
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (c)	13,455	11,517,615
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,116,300
State of Illinois, GO, 5.00%, 7/01/20	4,055	4,272,267
State of Illinois, RB, Series B:
5.00%, 6/15/19 (b)	515	557,482
5.00%, 6/15/20	1,485	1,589,173
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 2/15/20	4,145	4,428,062

		36,749,159
Indiana — 0.4%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	675,030
Northern Indiana Commuter Transportation District, RB, 5.00%, 7/01/20	620	686,005

		1,361,035
Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	2,650	2,712,169

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Kansas — 2.0%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (c)	$4,240	$3,696,220
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.25%, 11/15/20	2,500	2,753,575

		6,449,795
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,212,522
5.00%, 12/01/20	1,430	1,569,668
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (c):
0.00%, 7/01/19	255	240,654
0.00%, 7/01/20	1,000	913,500

		4,936,344
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	444,316
Maryland — 1.8%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 6/15/19	250	266,840
5.00%, 6/15/20	275	299,563
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project:
4.00%, 7/01/19	285	300,122
5.00%, 7/01/20	500	550,125
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,155	1,221,493
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 6/01/20	640	689,798
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21 (g)	1,335	1,532,954
University of Maryland, Medical System, 5.00%, 7/01/19	670	725,242

		5,586,137
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,074,750
Michigan — 4.4%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,535,025
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,235	1,297,874
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,067,550
Michigan Finance Authority, Refunding RB, Student Loan , Series 25-A, AMT:
5.00%, 11/01/19	1,940	2,076,576
5.00%, 11/01/20	1,800	1,961,190
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 7/01/20	1,000	1,105,150
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	362,849
Series 2-A, 4.00%, 10/15/20	1,205	1,302,039
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,092,830
5.00%, 11/01/21	2,000	2,182,720

		13,983,803

Municipal Bonds	Par (000)	Value
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 3/01/20	$1,035	$1,127,136
Missouri — 1.4%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,324,300
County of St. Louis Missouri IDA, Refunding RB, Nazareth Living Centre, Series B2, 3.85%, 8/15/20	400	399,992
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	559,035

		4,283,327
Multi-State — 1.7%
Centerline Equity Issuer Trust (a)(h):
Series A-4-2, 6.00%, 10/31/52	2,500	2,697,500
Series B-3-2, 6.30%, 10/31/52	2,500	2,712,200

		5,409,700
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,827,005
Nevada — 0.9%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	540,325
5.00%, 7/01/20	1,000	1,108,430
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,245	1,298,809

		2,947,564
New Jersey — 9.1%
County of Atlantic New Jersey, GO, Refunding, 3.00%, 10/01/20	2,740	2,854,286
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,683,690
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,005	1,038,587
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 7/01/20	250	271,385
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,678,900
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,097,820
School Facilities, Series K (AGC), 5.25%, 12/15/20	3,150	3,506,265
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,140,019
Seton Hall University, Series D, 5.00%, 7/01/20	650	717,925
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	2,709,475
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/17 (b)	2,110	2,125,213
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,745,345
5.00%, 12/01/20	2,900	3,154,765
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,131,400

		28,855,075

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
New York — 3.7%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/20	$330	$362,624
Build NYC Resource Corp., Refunding RB, Pratt Paper NY, Inc. Project, AMT, 3.75%, 1/01/20 (a)	625	637,462
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	427,980
5.00%, 6/01/20	450	492,143
New York State Energy Research & Development Authority, Refunding RB, Electric & Gas Corp. Project, Series B, 2.00%, 2/01/29 (d)	3,000	2,994,210
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	960,557
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/20	3,500	3,769,080
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,525	1,671,385
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 6/01/20	230	251,234

		11,566,675
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19 (b)	1,400	1,492,764
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,480,550

		6,973,314
Ohio — 1.7%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (d)	5,300	2,332,000
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	1,011,008
5.00%, 12/31/19	830	898,293
5.00%, 6/30/20	1,000	1,093,370

		5,334,671
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,213,641
Pennsylvania — 8.4%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A:
4.00%, 12/01/19	840	861,781
4.00%, 12/01/20	870	890,715
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (d)	3,405	1,498,200
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran Social Project, 4.00%, 1/01/20	1,000	1,054,770
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,363,713
Montgomery County IDA, Refunding RB, Albert Einstein Healthcare, Series A, 5.00%, 1/15/20	1,400	1,507,464
Pennsylvania Economic Development Financing Authority, RB, Rapid Bridge, AMT, 5.00%, 12/31/20	3,830	4,194,884
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,306,718
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,202,245
4.00%, 10/01/20	1,210	1,256,282

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	$1,575	$1,733,949
University Properties, Inc., 4.00%, 7/01/19	230	238,540
University Properties, Inc., 4.00%, 7/01/20	450	470,749
Widener University, 5.00%, 7/15/20	600	658,524
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	467,351
2.55%, 4/01/20	850	867,960
2.65%, 10/01/20	865	887,274
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,659,195
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/19 (b)	1,000	1,081,350
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,095,157
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	393,796
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	372,359
4.00%, 7/01/20	465	485,279
Westmoreland County Municipal Authority, Refunding RB, (BAM), 3.00%, 8/15/20	110	115,017

		26,663,272
Rhode Island — 1.9%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/20	1,500	1,628,580
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,216,019

		5,844,599
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,209,000
Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	251,390
5.00%, 10/01/20	325	354,858

		606,248
Texas — 15.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19 (g)	605	652,081
5.75%, 1/01/19	195	208,418
5.00%, 1/01/20	620	673,270
5.75%, 1/01/20	1,140	1,258,948
Central Texas Turnpike System, RB, CAB (AMBAC) (c):
0.00%, 8/15/21 (g)	1,825	1,706,959
0.00%, 8/15/24 (g)	1,295	1,111,032
Series A, 0.00%, 8/15/21	6,165	5,674,266
Series A, 0.00%, 8/15/24	7,155	5,856,940
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42 (d)	1,000	1,096,620
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,694,025
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	276,370
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,134,400

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Texas (continued)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	$3,715	$4,042,069
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,539,950
New Hope Cultural Education Facilities Corp., Stephenville LLC Tarleton State University Project, Series A, RB:
4.00%, 4/01/19	345	356,968
4.00%, 4/01/20	585	609,763
4.00%, 4/01/20	180	187,619
4.00%, 4/01/20	415	434,360
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,066,250
5.38%, 1/01/21	5,000	5,339,850
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,587,800

		49,507,958
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,256,380
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,666,110
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/19	425	447,619
5.00%, 7/01/20	335	358,597

		4,728,706
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	2,962,050
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	280,302
5.00%, 10/01/42 (d)	4,000	4,558,440

		7,800,792

Municipal Bonds	Par (000)	Value
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, General, Series A, 5.25%, 5/01/20	$1,000	$1,084,230
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.00%, 4/01/19 (b)	1,515	1,627,534
ThedaCare, Inc., 5.00%, 12/15/20	250	280,568

		2,992,332
Total Municipal Bonds — 102.1%		322,441,459

Municipal Bonds Transferred to Tender Option Bond Trusts (i) — 1.7%
Illinois — 1.7%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,271,400
Total Long-Term Investments (Cost — $317,079,479) — 103.8%		327,712,859

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (j)(k)	10	10
Total Short-Term Securities (Cost — $10) — 0.0%		10
Total Investments (Cost — $317,079,489) — 103.8%		327,712,869
Other Assets Less Liabilities — 1.0%		3,138,050
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.2)%		(3,766,495)
AMPS Shares at Liquidation Value — (3.6)%		(11,325,000)

Net Assets Applicable to Common Shares — 100.0%		$315,759,424

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Variable rate security. Rate as of period end.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	33

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

(j)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,473,974	(5,473,964)	10	$10	$21,414	$10,595	—
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$327,712,859	—	$327,712,859
Short-Term Securities	$10	—	—	10

Total	$10	$327,712,859	—	$327,712,869

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$2,910	$2,919,807
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,728,351
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,562,674
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,566,503
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,135,279
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	2,110	2,517,568
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (a)	4,080	4,718,030

		23,148,212
Arizona — 3.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (b)	3,400	3,410,302
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,551,049
5.00%, 12/01/37	7,460	8,706,939

		23,668,290
California — 14.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	4,445	4,835,493
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,080,956
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,786,880
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	317,141
5.25%, 8/15/49	715	777,162
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	640	711,475
5.00%, 2/01/37	480	531,941
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	2,970	3,152,061
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (b):
5.00%, 12/01/41	1,030	1,093,304
5.00%, 12/01/46	1,250	1,323,712
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	12,898,045
5.25%, 5/15/39	1,560	1,684,894
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	835,279
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,515,250
0.00%, 6/01/42	6,000	1,705,260
0.00%, 6/01/43	5,000	1,324,400
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/21 (a)	7,000	8,093,470
Sacramento Area Flood Control Agency, Refunding, Special Assessment Bonds, Series A, 5.00%, 10/01/47	6,230	7,069,742

Municipal Bonds	Par (000)	Value
California (continued)
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	$3,500	$1,755,005
0.00%, 8/01/36	4,000	1,806,640
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,604,669
6.50%, 4/01/33	20,410	22,529,374
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,676,224
Sub-Series I-1, 6.38%, 11/01/19 (a)	2,315	2,618,751

		93,727,128
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,366,893
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,900,432
Yale University Issue, Series T-1, 4.70%, 7/01/29	9,400	9,460,630
Yale University Issue, Series X-3, 4.85%, 7/01/37	9,360	9,421,495

		21,782,557
Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,393,366
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,280	2,465,683
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,463,645

		15,322,694
District of Columbia — 5.0%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 4/01/35	865	990,148
Georgetown University Issue, 5.00%, 4/01/36	865	987,000
Georgetown University Issue, 5.00%, 4/01/42	1,005	1,133,147
Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,702,399
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,409,319
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,063,052
5.25%, 10/01/44	2,465	2,656,728

		31,941,793
Florida — 2.8%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,620	2,850,403
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,512,355
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	632,376
5.00%, 6/01/36	125	130,728
5.13%, 6/01/42	1,925	2,014,050
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	5,885	7,324,059

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Florida (continued)
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	$3,395	$2,374,870

		17,838,841
Georgia — 2.1%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,370	4,984,772
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,175,125
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,792,807
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,375,850

		13,328,554
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,914,269
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series D, 5.00%, 12/01/46	1,485	1,652,924
Illinois — 17.4%
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/34	3,560	3,415,820
Refunding, 5.25%, 1/01/32	6,155	6,074,000
Refunding, 5.00%, 1/01/34	2,500	2,398,750
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (a)	11,385	13,520,598
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,191,884
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,083,644
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,620,907
Illinois Finance Authority, RB, Advocate Health Care Network, Series C:
5.38%, 4/01/19 (a)	5,010	5,411,802
5.38%, 4/01/44	5,620	5,924,941
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,076,901
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,462,633
Presence Health Network, Series C, 4.00%, 2/15/41	2,805	2,463,183
Illinois State Toll Highway Authority, RB, Senior:
Series A, 5.00%, 1/01/38	3,875	4,276,489
Series C, 5.00%, 1/01/36	5,095	5,659,577
Series C, 5.00%, 1/01/37	5,455	6,043,867
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,327,232
Series B-2, 5.00%, 6/15/50	3,905	3,906,991
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,005,572
6.00%, 6/01/28	2,245	2,553,890
State of Illinois, GO:
5.00%, 2/01/39	2,990	2,985,844
Series A, 5.00%, 4/01/38	9,030	9,017,990
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)	1,240	1,348,798

Municipal Bonds	Par (000)	Value
Illinois (continued)
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	$1,910	$2,061,616

		110,832,929
Indiana — 3.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,804,212
7.00%, 1/01/44	3,680	4,395,797
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,120,741
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	934,357
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,084,442
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	790	849,329
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,779,208
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	2,150	2,327,332
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,773,113

		25,068,531
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	935	956,935
5.50%, 12/01/22	4,595	4,672,518
5.25%, 12/01/25	2,125	2,149,183
5.88%, 12/01/26 (b)	805	819,232
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,180	2,308,489

		10,906,357
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,033,347
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,325	1,926,053

		3,959,400
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,444,345
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,117,669
5.25%, 5/15/31	1,690	1,815,195
5.25%, 5/15/32	2,160	2,345,955
5.25%, 5/15/33	2,345	2,535,578
5.25%, 5/15/35	4,985	5,421,836

		21,680,578

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$855	$918,014
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,440	1,440,691
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	938,750
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (a)	4,295	5,046,969

		8,344,424
Massachusetts — 1.6%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	5,385	4,717,314
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,775	2,785,184
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,711,436

		10,213,934
Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,346,849
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,263,592
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (a)	1,490	1,676,250
5.50%, 5/15/36	1,210	1,322,554
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,816,225
Henry Ford Health System, 4.00%, 11/15/46	2,875	2,821,123

		20,246,593
Minnesota — 0.1%
Minnesota Higher Education Facilities Authority, Refunding RB, St. Olaf College, 4.00%, 10/01/34	800	839,072
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	545,777
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,140,474
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	519,447

		3,205,698
Nebraska — 2.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,752,662
5.00%, 9/01/42	2,815	2,986,574
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,482,212
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	648,366

Municipal Bonds	Par (000)	Value
Nebraska (continued)
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	$4,770	$4,780,685

		13,650,499
New Jersey — 9.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,306,273
5.25%, 11/01/44	2,980	2,989,149
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	2,115	2,116,671
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	143,373
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,215	1,255,605
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,143,830
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,255,940
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 1/01/43	2,285	2,533,791
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,308,480
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	8,150	8,958,398
Series E, 5.00%, 1/01/45	5,095	5,630,535
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	2,445	2,446,125
Transportation Program, Series AA, 5.00%, 6/15/44	1,320	1,320,700
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,234,240
Transportation System, Series B, 5.25%, 6/15/36	4,810	4,920,678

		59,563,788
New York — 8.5%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,368,002
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	840	842,058
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,600	3,743,748
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,749	1,847,825
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,330,432
5.25%, 11/15/39	1,650	1,886,478
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,120	2,297,974
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,608,488
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	7,830	8,309,431
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	660	709,236

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB (continued):
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	$1,655	$1,787,400
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,489,071
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/46	1,165	1,248,612
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	1,080	1,134,313
5.00%, 8/01/31	2,585	2,716,447
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,575	1,583,537
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,841,786
6.00%, 12/01/42	1,960	2,200,649

		53,945,487
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (a)	2,750	2,974,207
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,240,797

		4,215,004
Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	5,550	5,334,938
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,605,935
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,405,299
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	891,176
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19 (a)	1,905	2,053,628
Series A, 5.00%, 5/01/39	3,545	3,659,078
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,671,858

		21,621,912
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,240	1,325,262
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,025,198
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,660	1,796,917
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,347,808

		9,495,185

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	$3,690	$3,695,535
5.63%, 5/15/43	3,520	3,522,006

		7,217,541
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	3,060	3,265,295
Series B, 4.50%, 6/01/45	5,175	5,053,750
Series B, 5.00%, 6/01/50	5,765	5,891,715

		14,210,760
South Carolina — 4.6%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	6,455	7,040,856
AMT, 5.25%, 7/01/55	2,525	2,751,341
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,138,544
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	6,635,436

		29,566,177
Tennessee — 0.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,785,898
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,350	1,502,077

		4,287,975
Texas — 12.1%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (a)	4,210	4,942,119
Sub-Lien, 5.00%, 1/01/33	700	752,836
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	385	421,937
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (a)	1,375	1,545,596
5.00%, 10/01/35	1,595	1,766,287
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,147,300
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	15,560	17,112,732
6.00%, 11/15/35	865	950,471
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B (a):
7.00%, 1/01/23	380	485,192
7.00%, 1/01/23	500	638,410
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	8,753,596
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	2,102,100
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	4,375,953
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	3,489,015
0.00%, 9/15/41	5,420	1,835,320

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (a)	$7,345	$8,470,327
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	479,856
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	355	375,682
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,044,507
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	6,799,380
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,742,345

		77,230,961
Utah — 0.6%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	1,830	2,056,536
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,620	1,424,563

		3,481,099
Virginia — 1.2%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,407,147
6.00%, 1/01/37	3,790	4,254,730

		7,661,877
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	5,460	5,574,878
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,475	1,617,515
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	4,797,291

		11,989,684
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,773,545
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,545	3,575,735

		5,349,280
Total Municipal Bonds — 123.6%		788,476,900

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	3,320	3,427,302
California — 5.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (a)(h)	5,115	5,437,961

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (continued)
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (a)	$18,540	$20,343,200
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	4,500	4,549,230
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	3,260	3,566,745

		33,897,136
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (a):
Series C-3, 5.10%, 4/29/18	7,600	7,919,504
Series C-7, 5.00%, 5/01/18	4,860	5,060,572

		12,980,076
Florida — 1.2%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,333,927
Illinois — 4.7%
County of Will Illinois, GO, 5.00%, 11/15/45	27,000	29,948,130
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,984,636
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (a)(h)	3,989	4,337,428
New York — 12.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,349,013
Series HH, 5.00%, 6/15/31 (h)	16,395	18,487,494
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	3,130	3,556,578
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	8,799	9,985,274
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	23,542,926
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	12,611	14,355,974
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,798,407

		79,075,666
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,583,423
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,351,418
Texas — 4.3%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,480,454
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,437,360
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,003	6,784,178

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas (continued)
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	$7,400	$7,776,956

		27,478,948
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,609,073
Virginia — 1.8%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (a)	10,767	11,248,849
Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (a)	14,487	15,493,336
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.0%		248,749,348
Total Long-Term Investments (Cost — $979,216,957) — 162.6%		1,037,226,248

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (i)(j)	5,379,534	$5,380,610
Total Short-Term Securities (Cost — $5,380,092) — 0.8%		5,380,610
Total Investments (Cost — $984,597,049) — 163.4%		1,042,606,858
Other Assets Less Liabilities — 2.1%		13,181,477
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(146,941,306)
VMTP Shares at Liquidation Value — (42.4)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$638,047,029

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 1, 2017 to November 15, 2019, is $25,986,986. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	14,214,479	(8,834,945)	5,379,534	$5,380,610	$30,478	$2,437	$518
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(136)	5-Year U.S. Treasury Note	June 2017	$16,103,250	$(70,336)
(210)	10-Year U.S. Treasury Note	June 2017	$26,400,937	(195,856)
(169)	Long U.S. Treasury Bond	June 2017	$25,851,719	(326,796)
(62)	Ultra U.S. Treasury Bond	June 2017	$10,102,125	(103,312)
Total				$(696,300)

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$696,300	—	$696,300

[1]   Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$2,941,837	—	$2,941,837
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(1,012,610)	—	$(1,012,610)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$53,192,016

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,037,226,248	—	$1,037,226,248
Short-Term Securities	$5,380,610	—	—	5,380,610

Total	$5,380,610	$1,037,226,248	—	$1,042,606,858

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(696,300)	—	—	$(696,300)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(146,561,728)	—	$(146,561,728)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

Total	—	$(417,361,728)	—	$(417,361,728)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	41

Schedule of Investments April 30, 2017	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$465	$466,567
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,348,916
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (a)	655	757,429
UAB Medicine Finance Authority, Refunding RB, Series B-2, 4.00%, 9/01/47 (b)	750	751,170

		3,324,082
Alaska — 0.4%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	435	436,818
Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,167,150
California — 11.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	720	783,252
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,147,956
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47 (b)	675	831,775
St. Joseph Health System, Series A, 5.00%, 7/01/33	400	452,232
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	49,212
5.25%, 8/15/49	115	124,998
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (c)	475	504,117
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 7/01/51 (c)	500	515,185
California Statewide Communities Development Authority, RB, Baverly Community Hospital Association, 5.00%, 11/01/48 (b)	215	228,825
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,068,762
5.25%, 5/15/39	250	270,015
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	133,161
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	902,160
6.50%, 4/01/33	650	717,496
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	269,093
Sub-Series I-1, 6.38%, 11/01/19 (a)	375	424,204
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,073,405
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	900	899,973
5.13%, 6/01/46	265	264,976

		11,660,797

Municipal Bonds	Par (000)	Value
Colorado — 2.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$680	$706,180
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,555	1,703,767
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	352,368

		2,762,315
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University Issue, Series X-3, 4.85%, 7/01/37	1,550	1,560,184
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	882,049
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,256,053

		2,138,102
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	764,058
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	171,806
5.25%, 10/01/44	1,000	1,077,780

		2,013,644
Florida — 1.9%
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	950	1,182,303
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	735	784,216

		1,966,519
Georgia — 1.6%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	186,158
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	287,936
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,177,311

		1,651,405
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	465,626
Illinois — 20.2%
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/34	570	546,915
Refunding, 5.25%, 1/01/32	1,000	986,840
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.63%, 1/01/35	800	897,704
Series A, 5.75%, 1/01/39	1,500	1,690,350
Series C, 6.50%, 1/01/21 (a)	1,855	2,202,961
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	351,981
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,040	1,102,556
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	260,408
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	334,277

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
Central Dupage Health, Series B, 5.50%, 11/01/39	$2,500	$2,739,425
Presence Health Network, Series C, 5.00%, 2/15/41	1,600	1,676,928
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	730	805,635
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (d)	2,980	801,352
Series B (AGM), 5.00%, 6/15/50	1,280	1,333,709
Series B-2, 5.00%, 6/15/50	785	785,400
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	198,842
6.00%, 6/01/28	940	1,069,335
State of Illinois, GO:
5.00%, 2/01/39	480	479,333
Series A, 5.00%, 4/01/35	1,000	999,960
Series A, 5.00%, 4/01/38	1,135	1,133,490
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)	200	217,548
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	310	334,608

		20,949,557
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	289,857
7.00%, 1/01/44	1,090	1,302,016
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,151,968
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	148,648
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	493,723
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	125	134,387
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	290,263
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	350	351,029
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	350	378,868
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	445,480

		4,986,239
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	150	153,519
5.50%, 12/01/22	730	742,315
5.25%, 12/01/25	145	146,650
5.88%, 12/01/26 (c)	130	132,299
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	350	370,629

		1,545,412
Kentucky — 4.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	310	329,158
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (d)	5,000	3,992,100

Municipal Bonds	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	$375	$310,654

		4,631,912
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,201,803
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	135	135,333
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	342,250
5.25%, 5/15/31	270	290,002
5.25%, 5/15/32	345	374,701
5.25%, 5/15/33	375	405,476
5.25%, 5/15/35	160	174,021

		2,923,586
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	144,949
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	645,310
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (a)	690	810,805

		1,601,064
Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	540	582,941
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	637,986
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (c)	445	446,633
Suffolk University, 4.00%, 7/01/39	100	98,692
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.50%, 12/01/47	1,350	1,371,262

		3,137,514
Michigan — 4.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,076,478
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	528,770
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (a)	240	270,000
5.50%, 5/15/36	195	213,139
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	292,083
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,000	1,096,400

		4,476,870
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	88,207

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Missouri (continued)
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	$330	$347,104
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	86,574

		521,885
Montana — 0.3%
Flathead County High School District No. 5 Kalispell, GO, School Building, 4.00%, 7/01/37 (b)	280	294,795
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	283,039
5.00%, 9/01/42	455	482,732
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	764,388

		1,530,159
New Jersey — 10.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	322,563
5.25%, 11/01/44	585	586,796
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	340	340,268
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	645	25,129
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,161,395
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	156,881
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 1/01/43	500	554,440
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 6/15/31	775	827,491
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	776,875
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,786,184
Series E, 5.25%, 1/01/40	1,355	1,432,682
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	500	535,680
Transportation Program, Series AA, 5.00%, 6/15/44	585	585,310
Transportation System, Series A, 5.50%, 6/15/41	575	591,836
Transportation System, Series B, 5.25%, 6/15/36	790	808,178
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	182,256

		10,673,964
New York — 7.2%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	860,221
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (c)	600	623,958
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	286	301,999
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	861,600

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$385	$418,445
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (c)	1,365	1,448,579
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (c)	105	112,833
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (c)	265	286,200
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,000	1,083,660
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/20	250	269,220
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (c)	330	331,789
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	461,439
6.00%, 12/01/42	395	443,498

		7,503,441
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (a)	440	475,873
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	203,139

		679,012
Ohio — 1.1%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	230,557
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19 (a)	310	334,186
Series A, 5.00%, 5/01/39	575	593,504

		1,158,247
Oklahoma — 1.4%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	765	825,641
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	622,522

		1,448,163
Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, Series A, 0.00%, 6/15/38 (d)	395	156,673
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	779,464

		936,137
Pennsylvania — 2.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	200	213,752
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-1, 5.00%, 2/15/45 (b)	450	505,013

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	$600	$648,354
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	650	703,612
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	510,139
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	375,867

		2,956,737
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	255	255,383
5.63%, 5/15/43	920	920,524

		1,175,907
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	830	810,553
5.00%, 6/01/50	1,580	1,614,729

		2,425,282
South Carolina — 2.8%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	1,040	1,134,390
AMT, 5.25%, 7/01/55	405	441,304
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,328,556

		2,904,250
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	450,352
Texas — 12.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (a)	680	798,252
Sub-Lien, 5.00%, 1/01/33	115	123,680
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	190	208,229
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20 (a)	220	247,295
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	508,814
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	143,644
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	2,585	2,842,957
6.00%, 11/15/35	145	159,327
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	261,535
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (a)	145	185,139
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	4,750	1,652,287
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (d)	4,485	1,864,998

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (a):
6.00%, 8/15/20	$95	$109,555
6.00%, 8/15/20	1,175	1,355,022
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (a)	500	558,355
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	640	242,349
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	450	477,360
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	566,615
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	309,636

		12,615,049
Virginia — 4.7%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	165	163,545
5.13%, 3/01/31	320	314,848
University of Virginia, Refunding RB, General, 5.00%, 6/01/18 (a)	2,500	2,611,775
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	269,980
6.00%, 1/01/37	1,320	1,481,858

		4,842,006
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	235	257,706
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	776,032

		1,033,738
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc., 4.00%, 4/01/39	350	353,423
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,060,868
Wyoming Municipal Power Agency, Inc., RB, Series A (a):
5.38%, 1/01/18	500	515,015
5.00%, 1/01/19	95	101,312

		1,677,195
Total Municipal Bonds — 123.9%		128,578,538

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	780	805,210
California — 9.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (a)(i)	855	908,985
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (a)	2,970	3,258,862

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California (continued)
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, AMT, Series B, 5.00%, 5/15/46	$2,000	$2,216,160
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	740	748,096
Sacramento Area Flood Control Agency, Refunding RB, Consolidated Capital Assessment District No.2, 5.00%, 10/01/43	2,160	2,457,194
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	553	605,365

		10,194,662
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (a):
Series C-3, 5.10%, 4/29/18	1,210	1,260,868
Series C-7, 5.00%, 5/01/18	780	812,191
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,201,464

		3,274,523
Illinois — 2.1%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series C, 5.00%, 1/01/38	1,997	2,209,701
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	811,059
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (a)(i)	645	701,163
New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	555,446
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	500	568,144
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,000	2,269,380
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,808,165
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,030	2,311,073
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	926,373

		10,438,581
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	900,552

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Pennsylvania — 2.6%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	$1,034	$1,156,712
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,586,455

		2,743,167
Texas — 5.3%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	872,399
County of Harris Texas, RB, Toll Road, Senior Lien, Series A (i):
5.00%, 8/15/19 (a)	1,214	1,302,962
5.00%, 8/15/38	928	996,653
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,207,872
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,102,429

		5,482,315
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,228,299
Virginia — 1.8%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (a)	1,785	1,864,363
Washington — 2.5%
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (a)	2,400	2,566,184
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.6%		43,219,779
Total Long-Term Investments (Cost — $160,749,494) — 165.5%		171,798,317

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (j)(k)	512,707	512,810
Total Short-Term Securities (Cost — $512,810) — 0.5%		512,810
Total Investments (Cost — $161,262,304) — 166.0%		172,311,127
Liabilities in Excess of Other Assets — (0.6)%		(542,622)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.1)%		(25,041,237)
VMTP Shares at Liquidation Value — (41.3)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$103,827,268

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 1, 2017 to February 15, 2031, is $4,050,255. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,346,845	(1,834,138)	512,707	$512,810	$3,421	$1,113	—
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(20)	5-Year U.S. Treasury Note	June 2017	$2,368,125	$(10,006)
(38)	10-Year U.S. Treasury Note	June 2017	$4,777,313	(38,604)
(28)	Long U.S. Treasury Bond	June 2017	$4,283,125	(53,693)
(9)	Ultra U.S. Treasury Bond	June 2017	$1,466,437	(19,280)
Total				$(121,583)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$121,583	—	$121,583

[1]   Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$441,378	—	$441,378
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(177,269)	—	$(177,269)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,817,971

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	47

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$171,798,317	—	$171,798,317
Short-Term Securities	$512,810	—	—	512,810

Total	$512,810	$171,798,317	—	$172,311,127

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(121,583)	—	—	$(121,583)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(24,984,472)	—	$(24,984,472)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

Total	—	$(67,884,472)	—	$(67,884,472)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2017

Statements of Assets and Liabilities

April 30, 2017	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$410,968,000	$270,890,396	$327,712,859	$1,037,226,248	$171,798,317
Investments at value — affiliated[2]	6,239,569	1,586,407	10	5,380,610	512,810
Cash pledged for futures contracts	842,050	489,600	—	1,493,800	242,600
Receivables:
Interest — unaffiliated	4,848,531	3,868,219	4,376,556	16,080,264	2,442,854
Investments sold	100,000	737,346	100,000	—	262,096
Dividends — affiliated	1,656	807	9	3,482	320
Prepaid expenses	16,075	11,528	11,869	29,712	11,840

Total assets	423,015,881	277,584,303	332,201,303	1,060,214,116	175,270,837

Accrued Liabilities
Bank overdraft	196,542	100,778	969,986	422,745	66,971
Payables:
Income dividends — Common Shares	1,065,523	731,512	39,126	2,913,068	474,916
Investment advisory fees	121,143	135,473	135,638	522,136	84,967
Interest expense and fees	80,003	60,741	16,495	379,578	56,765
Investments purchased	1,574	4,001,194	10	3,510	2,739,028
Officer’s and Trustees’ fees	63,697	20,564	46,979	247,596	15,111
Administration fees	51,998	—	—	—	—
Variation margin on futures contracts	48,484	28,578	—	85,967	13,937
Other accrued expenses	153,146	100,280	155,504	230,759	107,402

Total accrued liabilities	1,782,110	5,179,120	1,363,738	4,805,359	3,559,097

Other Liabilities
TOB Trust Certificates	30,783,015	32,012,222	3,750,000	146,561,728	24,984,472
Loan for TOB Trust Certificates	—	81,198	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	—	75,566,358	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	156,683,015	107,659,778	3,750,000	417,361,728	67,884,472

Total liabilities	158,465,125	112,838,898	5,113,738	422,167,087	71,443,569

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	11,328,141	—	—

Net Assets Applicable to Common Shareholders	$264,550,756	$164,745,405	$315,759,424	$638,047,029	$103,827,268

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,730,443	$162,048,547	$295,614,576	$593,126,932	$99,578,006
Undistributed net investment income	844,465	1,287,105	9,530,239	6,133,659	750,841
Undistributed net realized gain (accumulated net realized loss)	1,267,986	(12,527,947)	(18,771)	(18,527,071)	(7,428,819)
Net unrealized appreciation (depreciation)	23,707,862	13,937,700	10,633,380	57,313,509	10,927,240

Net Assets Applicable to Common Shareholders	$264,550,756	$164,745,405	$315,759,424	$638,047,029	$103,827,268

Net asset value per Common Share	$15.39	$12.27	$15.60	$14.24	$14.21

[1] Investments at cost — unaffiliated	$386,861,963	$256,704,928	$317,079,479	$979,216,957	$160,749,494
[2] Investments at cost — affiliated	$6,239,569	$1,586,407	$10	$5,380,092	$512,810
[3] Preferred Shares outstanding	1,259	760	453	2,708	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,185,859	13,422,247	20,236,628	44,816,427	7,306,407
[7] Common Shares authorized	199,994,138	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	49

Statements of Operations

Year Ended April 30, 2017	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest — unaffiliated	$18,575,808	$12,416,779	$13,170,958	$49,216,191	$7,809,057
Dividends — affiliated	19,430	5,532	21,414	30,478	3,421
Other income	116,723	—	—	—	89,029

Total investment income	18,711,961	12,422,311	13,192,372	49,246,669	7,901,507

Expenses
Investment advisory	1,532,818	1,696,195	1,764,886	6,495,406	1,041,440
Administration	656,922	—	—	—	—
Professional	69,664	65,017	71,601	122,618	53,435
Accounting services	58,701	19,565	53,805	73,371	30,620
Officer and Trustees	38,637	20,693	40,237	105,660	13,515
Rating agency	38,060	29,888	12,966	38,283	38,779
Transfer agent	33,874	21,906	53,121	59,321	20,739
Custodian	24,581	16,155	19,279	44,409	11,261
Printing	10,831	9,680	11,555	15,778	8,400
Registration	10,116	10,072	10,099	18,568	10,099
Remarketing fees on Preferred Shares	—	7,599	44,941	—	—
Liquidity fees	—	7,742	—	—	—
Miscellaneous	25,162	13,187	21,543	38,722	10,883

Total expenses excluding interest expense, fees and amortization of offering costs	2,499,366	1,917,699	2,104,033	7,012,136	1,239,171
Interest expense, fees and amortization of offering costs[1]	2,641,432	1,481,316	56,775	6,144,570	990,737

Total expenses	5,140,798	3,399,015	2,160,808	13,156,706	2,229,908
Less fees waived by the Manager	(3,733)	(1,078)	(3,944)	(7,090)	(674)
Less fees paid indirectly	(193)	—	(6)	(47)	(20)

Total expenses after fees waived and paid indirectly	5,136,872	3,397,937	2,156,858	13,149,569	2,229,214

Net investment income	13,575,089	9,024,374	11,035,514	36,097,100	5,672,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,148,831	(1,171,916)	109,835	(4,234,139)	(542,937)
Investments — affiliated	777	398	1,604	253	193
Futures contracts	1,497,686	711,865	—	2,941,837	441,378
Capital gain distributions from investment companies — affiliated	3,766	1,416	8,991	2,184	920

	6,651,060	(458,237)	120,430	(1,289,865)	(100,446)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(25,348,935)	(7,703,647)	(13,305,853)	(39,224,756)	(5,711,287)
Investments — affiliated	—	—	—	518	—
Futures contracts	(549,401)	(341,802)	—	(1,012,610)	(177,269)

	(25,898,336)	(8,045,449)	(13,305,853)	(40,236,848)	(5,888,556)

Net realized and unrealized loss	(19,247,276)	(8,503,686)	(13,185,423)	(41,526,713)	(5,989,002)

Distributions to AMPS Shareholders From
Net investment income	—	—	(255,962)	—	—
Net realized gains	—	—	(1,310)	—	—

Total distributions to AMPS Shareholders	—	—	(257,272)	—	—

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(5,672,187)	$520,688	$(2,407,181)	$(5,429,613)	$(316,709)

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2017

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended April 30,		Year Ended April 30,
	2017	2016	2017	2016

Operations
Net investment income	$13,575,089	$15,188,765	$9,024,374	$9,121,621
Net realized gain (loss)	6,651,060	2,083,179	(458,237)	125,307
Net change in unrealized appreciation (depreciation)	(25,898,336)	11,032,224	(8,045,449)	5,211,656

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(5,672,187)	28,304,168	520,688	14,458,584

Distributions to Common Shareholders[1]
From net investment income	(14,536,949)	(15,609,954)	(8,825,127)	(9,341,884)
From net realized gain	(4,468,632)	—	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(19,005,581)	(15,609,954)	(8,825,127)	(9,341,884)

Capital Share Transactions
Reinvestment of common distributions	225,984	—	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(24,451,784)	12,694,214	(8,304,439)	5,116,700
Beginning of year	289,002,540	276,308,326	173,049,844	167,933,144

End of year	$264,550,756	$289,002,540	$164,745,405	$173,049,844

Undistributed net investment income, end of year	$844,465	$1,808,190	$1,287,105	$998,333

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	51

Statements of Changes in Net Assets

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Year Ended April 30,		Year Ended April 30,
	2017	2016	2017	2016

Operations
Net investment income	$11,035,514	$11,597,330	$36,097,100	$38,762,060
Net realized gain (loss)	120,430	118,215	(1,289,865)	(3,311,237)
Net change in unrealized appreciation (depreciation)	(13,305,853)	(868,895)	(40,236,848)	18,024,234
Distributions to AMPS Shareholders:
From net investment income	(255,962)	(107,864)	—	—
From net realized gain	(1,310)	—	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,407,181)	10,738,786	(5,429,613)	53,475,057

Distributions to Common Shareholders[1]
From net investment income	(10,879,211)	(11,294,062)	(37,855,232)	(40,324,507)
From net realized gain	(195,668)	(12,850)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(11,074,879)	(11,306,912)	(37,855,232)	(40,324,507)

Capital Share Transactions
Reinvestment of common distributions	—	—	829,791	288,964

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(13,482,060)	(568,126)	(42,455,054)	13,439,514
Beginning of year	329,241,484	329,809,610	680,502,083	667,062,569

End of year	$315,759,424	$329,241,484	$638,047,029	$680,502,083

Undistributed net investment income, end of year	$9,530,239	$10,622,069	$6,133,659	$7,776,750

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2017

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016

Operations
Net investment income	$5,672,293	$6,004,003
Net realized loss	(100,446)	(300,628)
Net change in unrealized appreciation (depreciation)	(5,888,556)	2,548,449

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(316,709)	8,251,824

Distributions to Common Shareholders[1]
From net investment income	(5,742,708)	(6,236,693)

Capital Share Transactions
Reinvestment of common distributions	22,963	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(6,036,454)	2,015,131
Beginning of year	109,863,722	107,848,591

End of year	$103,827,268	$109,863,722

Undistributed net investment income, end of year	$750,841	$861,424

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	53

Statements of Cash Flows

Year Ended April 30, 2017	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by (Used for) Operating Activities
Net increase (decrease) in net assets resulting from operations	$(5,672,187)	$520,688	$(5,429,613)	$(316,709)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	176,635,996	121,808,552	142,711,114	78,476,963
Purchases of long-term investments	(164,974,906)	(130,362,363)	(170,829,792)	(84,574,166)
Net proceeds from sales (purchases) of short-term securities	(5,158,222)	1,795,977	8,833,869	1,834,138
Amortization of premium and accretion of discount on investments and other fees	(1,399,529)	492,836	1,760,918	11,741
Net realized (gain) loss on investments	(5,149,608)	1,171,518	4,233,886	542,744
Net unrealized loss on investments	25,348,935	7,703,647	39,224,238	5,711,287
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(583,000)	(356,000)	(1,012,000)	(165,000)
Receivables:
Interest — unaffiliated	277,938	(137,173)	(534,642)	46,491
Dividends — affiliated	(1,501)	(671)	(1,922)	(266)
Prepaid expenses	15,085	20,412	22,427	17,480
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(6,452)	(5,579)	(7,662)	(258)
Interest expense and fees	62,978	49,693	316,116	46,406
Administration fees	(2,741)	—	—	—
Officer’s and Trustees’ fees	8,166	2,651	25,517	1,764
Variation margin on futures contracts	11,922	10,422	19,233	3,546
Other accrued expenses	23,066	12,521	22,898	6,465

Net cash provided by operating activities	19,435,940	2,727,131	19,354,585	1,642,626

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	10,827,740	9,364,098	43,675,398	8,776,008
Repayments of TOB Trust Certificates	(11,330,792)	(3,321,707)	(25,667,782)	(4,630,763)
Proceeds from Loan for TOB Trust Certificates	4,990,000	1,251,198	60,424	9,942
Repayments of Loan for TOB Trust Certificates	(4,990,000)	(1,170,000)	(60,424)	(9,942)
Cash dividends paid to Common Shareholders	(18,984,851)	(8,872,105)	(37,473,970)	(5,763,477)
Increase (decrease) in bank overdraft	51,963	6,599	111,769	(24,394)
Amortization of deferred offering costs	—	14,786	—	—

Net cash used for financing activities	(19,435,940)	(2,727,131)	(19,354,585)	(1,642,626)

Cash
Net increase (decrease) in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$2,578,454	$1,416,837	$5,828,454	$944,331

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$225,984	—	$829,791	$22,963

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.83	$16.09	$15.34	$16.35	$15.39

Net investment income[1]	0.79	0.88	0.90	0.94	0.94
Net realized and unrealized gain (loss)	(1.12)	0.77	0.80	(0.99)	1.00

Net increase (decrease) from investment operations	(0.33)	1.65	1.70	(0.05)	1.94

Distributions to Common Shareholders:[2]
From net investment income	(0.85)	(0.91)	(0.95)	(0.96)	(0.98)
From net realized gain	(0.26)	—	—	—	—

Total distributions to Common Shareholders	(1.11)	(0.91)	(0.95)	(0.96)	(0.98)

Net asset value, end of year	$15.39	$16.83	$16.09	$15.34	$16.35

Market price, end of year	$14.59	$16.94	$15.60	$14.86	$16.11

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.84)%	10.92%	11.43%	0.41%	12.89%

Based on market price	(7.55)%	15.15%	11.52%	(1.28)%	8.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.84%	1.46%	1.46%	1.55%	1.48%

Total expenses after fees waived and paid indirectly	1.84%	1.46%	1.45%	1.55%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.90%	0.89%	0.90%	0.92%	0.87%

Net investment income to Common Shareholders	4.87%	5.48%	5.61%	6.45%	5.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$264,551	$289,003	$276,308	$263,298	$280,514

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$310,128	$329,549	$319,467	$309,133	$322,807

Borrowings outstanding, end of year (000)	$30,783	$31,286	$28,685	$23,585	$27,198

Portfolio turnover rate	36%	28%	37%	29%	33%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.89	$12.51	$12.02	$12.85	$12.19

Net investment income[1]	0.67	0.68	0.69	0.71	0.74
Net realized and unrealized gain (loss)	(0.63)	0.40	0.52	(0.80)	0.68

Net increase (decrease) from investment operations	0.04	1.08	1.21	(0.09)	1.42

Distributions to Common Shareholders from net investment income[2]	(0.66)	(0.70)	(0.72)	(0.74)	(0.76)

Net asset value, end of year	$12.27	$12.89	$12.51	$12.02	$12.85

Market price, end of year	$11.66	$12.28	$11.41	$11.29	$12.50

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.53%	9.51%	10.86%	0.28%	11.95%

Based on market price	0.28%	14.39%	7.65%	(3.17)%	8.19%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.00%	1.59%	1.47%	1.52%	1.55%

Total expenses after fees waived and paid indirectly	2.00%	1.59%	1.47%	1.44%	1.37%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.13%	1.11%	1.11%	1.03%	0.92%

Net investment income to Common Shareholders	5.32%	5.45%	5.52%	6.19%	5.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$164,745	$173,050	$167,933	$161,269	$172,428

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000	$76,000	—	—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$316,770	$327,697	—	—	—

Borrowings outstanding, end of year (000)	$32,093	$25,970	$84,867	$89,036	$101,513

Portfolio turnover rate	43%	29%	8%	27%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense and fees related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.27	$16.30	$16.22	$16.85	$16.36

Net investment income[1]	0.55	0.57	0.61	0.74	0.90
Net realized and unrealized gain (loss)	(0.66)	(0.03)	0.14	(0.55)	0.52
Distributions to AMPS Shareholders:
From net investment income	(0.01)	(0.01)	(0.00)[2]	(0.01)	(0.02)
From net realized gain	(0.00)[2]	—	—	—	—

Net increase (decrease) from investment operations	(0.12)	0.53	0.75	0.18	1.40

Distributions to Common Shareholders:[3]
From net investment income	(0.54)	(0.56)	(0.67)	(0.81)	(0.91)
From net realized gain	(0.01)	(0.00)[2]	—	—	—

Total distributions to Common Shareholders	(0.55)	(0.56)	(0.67)	(0.81)	(0.91)

Net asset value, end of year	$15.60	$16.27	$16.30	$16.22	$16.85

Market price, end of year	$15.73	$16.14	$16.25	$16.61	$16.64

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(0.78)%	3.39%	4.67%	1.17%	8.72%

Based on market price	0.85%	2.87%	1.90%	4.91%	9.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.67%	0.69%	0.72%	0.84%	0.94%

Total expenses after fees waived and paid indirectly[5]	0.67%	0.69%	0.72%	0.84%	0.94%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,6,7]	0.65%	0.68%	0.71%	0.84%	0.93%

Net investment income[5]	3.43%	3.54%	3.75%	4.61%	5.38%

Distributions to AMPS Shareholders	0.08%	0.03%	0.02%	0.05%	0.13%

Net investment income to Common Shareholders	3.35%	3.51%	3.73%	4.56%	5.25%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$315,759	$329,241	$329,810	$328,163	$340,990

AMPS outstanding at $25,000 liquidation preference, end of year (000)	$11,328	$34,578	$53,700	$67,950	$161,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	$721,856	$263,065	$178,543	$145,738	$77,867

Borrowings outstanding, end of year (000)	$3,750	$3,750	$3,750	$3,750	$3,750

Portfolio turnover rate	8%	4%	11%	8%	14%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[7]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2017	2016	2015	2014	2013

0.64%	0.66%	0.69%	0.79%	0.85%

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.20	$14.91	$14.27	$15.40	$14.53

Net investment income[1]	0.81	0.87	0.88	0.93	0.93
Net realized and unrealized gain (loss)	(0.92)	0.32	0.67	(1.15)	0.90

Net increase (decrease) from investment operations	(0.11)	1.19	1.55	(0.22)	1.83

Distributions to Common Shareholders from net investment income[2]	(0.85)	(0.90)	(0.91)	(0.91)	(0.96)

Net asset value, end of year	$14.24	$15.20	$14.91	$14.27	$15.40

Market price, end of year	$14.00	$15.44	$14.32	$13.57	$15.40

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.78)%	8.57%	11.43%	(0.72)%	12.84%

Based on market price	(3.96)%	14.76%	12.54%	(5.59)%	10.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.99%	1.61%	1.60%	1.71%	1.71%

Total expenses after fees waived and paid indirectly	1.98%	1.61%	1.60%	1.71%	1.71%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.06%	1.03%	1.04%	1.07%	1.05%

Net investment income to Common Shareholders	5.45%	5.85%	5.91%	6.81%	6.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$638,047	$680,502	$667,063	$638,577	$688,707

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,616	$351,293	$346,330	$335,811	$354,323

Borrowings outstanding, end of year (000)	$146,562	$128,554	$122,688	$126,073	$170,263

Portfolio turnover rate	13%	7%	10%	20%	13%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.04	$14.76	$14.11	$15.28	$14.43

Net investment income[1]	0.78	0.82	0.83	0.86	0.85
Net realized and unrealized gain (loss)	(0.82)	0.31	0.70	(1.14)	0.89

Net increase (decrease) from investment operations	(0.04)	1.13	1.53	(0.28)	1.74

Distributions to Common Shareholders from net investment income[2]	(0.79)	(0.85)	(0.88)	(0.89)	(0.89)

Net asset value, end of year	$14.21	$15.04	$14.76	$14.11	$15.28

Market price, end of year	$13.67	$15.02	$14.00	$13.26	$14.97

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.19)%	8.32%	11.50%	(0.94)%	12.29%

Based on market price	(3.85)%	14.05%	12.54%	(4.99)%	10.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	1.72%	1.72%	1.87%	1.84%

Total expenses after fees waived and paid indirectly	2.08%	1.72%	1.72%	1.87%	1.84%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.15%	1.15%	1.16%	1.21%	1.17%

Net investment income to Common Shareholders	5.28%	5.61%	5.67%	6.40%	5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$103,827	$109,864	$107,849	$103,069	$111,603

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$342,022	$356,093	$351,395	$340,253	$360,148

Borrowings outstanding, end of year (000)	$24,984	$20,839	$19,309	$20,939	$27,375

Portfolio turnover rate	45%	11%	10%	22%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	59

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts presentation in the Statements of Cash Flows.

60	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

SEC Reporting Modernization: Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determines the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

ANNUAL REPORT	APRIL 30, 2017	61

Notes to Financial Statements (continued)

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the

62	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2017, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended April 30, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$53,359,508	$30,783,015	0.93% - 1.08%	$32,715,292	1.31%
BTA	$54,788,150	$32,012,222	0.91% - 1.50%	$29,346,502	1.26%
BKK	$5,271,400	$3,750,000	1.10%	$3,750,000	1.41%
BFK	$248,749,348	$146,561,728	0.92% - 1.15%	$149,341,918	1.28%
BSD	$43,219,779	$24,984,472	0.91% - 1.15%	$23,391,692	1.28%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

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Notes to Financial Statements (continued)

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at April 30, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at April 30, 2017.

For the year ended April 30, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	—	—	$581,027	0.81%
BTA	$81,198	0.25%	$116,060	0.81%
BFK	—	—	$8,939	0.78%
BSD	—	—	$1,471	0.78%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for BTA, pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BKK	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.50%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

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Notes to Financial Statements (continued)

For the purpose of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2017, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amounts waived	$3,733	$1,078	$3,944	$7,090	$674

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of Trusts’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended April 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$156,546,300	$126,740,376	$27,598,186	$164,744,025	$84,899,480
Sales	$171,325,586	$117,219,072	$42,960,859	$141,969,677	$78,197,722

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, securities in default, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BSD
Paid-in capital	—	$(6,897,721)	$993,000	$(2,065,704)	$(3,887,588)
Undistributed net investment income	$(1,865)	$89,525	$(992,171)	$115,041	$(40,168)
Undistributed net realized gain (accumulated net realized loss)	$1,865	$6,808,196	$(829)	$1,950,663	$3,927,756

The tax character of distributions paid was as follows:

		BKN	BTA	BKK	BFK	BSD
Tax-exempt income[1]	4/30/2017	$16,733,037	$9,915,552	$11,135,095	$42,194,553	$6,427,674
	4/30/2016	$16,959,470	$9,689,048	$11,401,924	$43,227,215	$6,683,110
Ordinary income[2]	4/30/2017	666,297	36	78	5,679	3,367
	4/30/2016	9	7,684	2	2	13,823
Long-term capital gains[3]	4/30/2017	3,802,388	—	196,978	—	—
	4/30/2016	—	—	12,850	—	—

Total	4/30/2017	$21,201,722	$9,915,588	$11,332,151	$42,200,232	$6,431,041

	4/30/2016	$16,959,479	$9,696,732	$11,414,776	$43,227,217	$6,696,933

[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2017 as exempt-interest dividends.

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Notes to Financial Statements (continued)

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2017 as a capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BSD
Undistributed tax-exempt income	$208,193	$766,893	$9,397,488	$4,467,765	$473,047
Undistributed ordinary income	7,475	6,508	—	—	8,875
Undistributed long-term capital gains	3,427,394	—	64,058	—	—
Capital loss carryforwards	—	(12,087,972)	—	(15,517,098)	(7,133,139)
Net unrealized gains[1]	23,743,144	14,011,429	10,683,302	55,969,430	10,900,479
Qualified late year loss[2]	(1,565,893)	—	—	—	—

Total	$25,820,313	$2,696,858	$20,144,848	$44,920,097	$4,249,262

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BTA	BFK	BSD
No expiration date[1]	$6,315,009	$13,061,460	$1,773,330
2018	4,821,726	2,455,638	2,381,683
2019	951,237	—	2,978,126

Total	$12,087,972	$15,517,098	$7,133,139

[1]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2017, BKN utilized $127,242 of its capital loss carryforward.

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$362,620,398	$226,349,762	$313,122,921	$839,834,475	$136,412,086

Gross unrealized appreciation	$29,258,523	$16,047,026	$16,889,692	$69,028,030	$12,037,967
Gross unrealized depreciation	(5,454,367)	(2,013,405)	(6,049,744)	(12,817,375)	(1,123,398)

Net unrealized appreciation	$23,804,156	$14,033,621	$10,839,948	$56,210,655	$10,914,569

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

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Notes to Financial Statements (continued)

There is no assurance that BKK will achieve its investment objectives and BKK may return less than $15.00 per share. As BKK approaches its scheduled termination date, it is expected that the maturity of BKK’s portfolio securities will shorten, which is likely to reduce the Trust’s income and distributions to shareholders.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the non-bank sponsored TOB Trust structure, the Trusts will have certain additional duties and responsibilities, relative to typical TOB Trust structures prior to the effectiveness of the Volcker Rule, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various U.S. federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

BTA, BKK, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for

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Notes to Financial Statements (continued)

BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to issue or reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BKN	BFK	BSD
2017	13,193	54,813	1,503
2016	—	19,211	—

For the years ended April 30, 2017 and April 30, 2016, for BTA and BKK, shares issued and outstanding remained constant.

As of April 30, 2017, shares of BKK owned by BlackRock Holdco 2, Inc., an affiliate of the Trusts, were 8,028.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of BTA were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is for a 364 day term and is scheduled to expire on October 29, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

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Notes to Financial Statements (continued)

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BTA may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. Upon issuance and as of period end, the VRDP Shares were assigned a longterm rating of AAA from Fitch.

For the year ended April 30, 2017, the annualized dividend rate for the VRDP Shares was 1.43%.

Special Rate Period: On October 29, 2015, BTA commenced an approximate three-year term scheduled to expire on October 29, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of BTA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to October 24, 2018, the holder of the VRDP Shares and BTA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by BTA on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BTA is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BTA pays a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. BTA will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BTA redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

During the year ended April 30, 2017, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BKN	12/16/11	1,259	$125,900,000	1/02/19
BFK	12/16/11	2,708	$270,800,000	1/02/19
BSD	12/16/11	429	$42,900,000	1/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for VMTP Trusts were extended until January 2, 2019. There is no assurance that the term of VMTP’s Trust’s VMTP Shares will be extended further or that a VMTP Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the its custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a VMTP Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

ANNUAL REPORT	APRIL 30, 2017	69

Notes to Financial Statements (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.74%	1.60%	1.60%

For the year ended April 30, 2017, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP Shares and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to comply with applicable asset coverage requirements or for such other reasons as the Board may determine.

As of period end, the AMPS outstanding of BKK were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BKK	F-7	151	1.16%	7	Aa1
	M-7	151	1.20%	7	Aa1
	W-7	151	1.20%	7	Aa1

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.43%	1.54%	1.00%
	M-7	0.41%	1.56%	1.00%
	W-7	0.41%	1.56%	0.99%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.41% to 1.56% for the year ended April 30, 2017. A failed auction is not an event of default for BKK but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of BKK’s AMPS than buyers. A successful auction for the BKK’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

70	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (concluded)

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2017, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	10/31/16	94	$2,350,000
	M-7	11/01/16	94	$2,350,000
	W-7	10/27/16	94	$2,350,000
	F-7	1/09/17	80	$2,000,000
	M-7	1/10/17	80	$2,000,000
	W-7	1/05/17	80	$2,000,000
	F-7	2/21/17	136	$3,400,000
	M-7	2/21/17	136	$3,400,000
	W-7	2/23/17	136	$3,400,000

During the year ended April 30, 2016, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/22/15	67	$1,675,000
	M-7	6/23/15	67	$1,675,000
	W-7	6/25/15	67	$1,675,000
	F-7	8/24/15	38	$950,000
	M-7	8/24/15	38	$950,000
	W-7	8/20/15	38	$950,000
	F-7	1/25/16	150	$3,750,000
	M-7	1/25/16	150	$3,750,000
	W-7	1/25/16	150	$3,750,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BKN	$0.0620	$0.0620	VMTP	W-7	$193,507
BTA	$0.0545	$0.0545	VRDP	W-7	$105,838
BKK	$0.0448	$0.0448	AMPS	F-7	$5,881
			AMPS	M-7	$5,708
			AMPS	W-7	$4,637
BFK	$0.0650	$0.0650	VMTP	W-7	$416,216
BSD	$0.0650	$0.0650	VMTP	W-7	$65,937

[1]	Net investment income dividend paid on June 1, 2017 to Common Shareholders of record on May 15, 2017.

[2]	Net investment income dividend declared on June 1, 2017, payable to Common Shareholders of record on June 15, 2017.

[3]	Dividends declared for period May 1, 2017 to May 31, 2017.

On May 16, 2017, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/05/17	36	$900,000
	M-7	6/06/17	36	$900,000
	W-7	6/08/17	36	$900,000

ANNUAL REPORT	APRIL 30, 2017	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust as of April 30, 2017, the results of their operations for the year then ended, the cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2017

72	ANNUAL REPORT	APRIL 30, 2017

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	APRIL 30, 2017	73

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

74	ANNUAL REPORT	APRIL 30, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	APRIL 30, 2017	75

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report:

•	The portfolio managers of BKN are Michael Kalinoski and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Bank of America, N.A. New York, NY 10036	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02111	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Merrill Lynch, Pierce, Fenner & Smith Incorporated New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

76	ANNUAL REPORT	APRIL 30, 2017

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of AMPS, an amendment to BKK’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 76, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ANNUAL REPORT	APRIL 30, 2017	77

Additional Information (concluded)

General Information (concluded)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	ANNUAL REPORT	APRIL 30, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$32,908	$32,908	$0	$0	$11,016	$11,016	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$11,016	$11,016

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)  Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Vice President of BlackRock since 2017; Associate of BlackRock from 2008 to 2016.

(a)(2) As of April 30, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	35	0	0	0	0	0
	$25.68 Billion	$0	$0	$0	$0	$0
Michael Perilli	7	0	0	0	0	0
	$1.22 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-

public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Mr. Jaeckel has deferred BlackRock, Inc. stock awards. Mr. Perilli does not have deferred BlackRock, Inc. awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: July 5, 2017